                                                                  EXHIBIT 19.1


                       STATEMENT TO CERTIFICATEHOLDERS
                     NATIONSCREDIT GRANTOR TRUST 1996 - 1

Pursuant to the Pooling and Servicing Agreement, dated as of January 31, 1996 among NationsCredit Securitization Corporation (as "Seller"), NationsCredit
Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable
Distribution Date is set forth below.



Month	                                                        Apr-98
Collection Period                                                   	01-Mar-98
Determination Date                                                  	10-Apr-98
Deposit Date                                                        	14-Apr-98
Distribution Date                                                   	15-Apr-98

POOL BALANCE
             Pool Balance on the close of the last day
               of the Collection Period (Record Date)        	  120,403,181.68
             Pool Factor                                            	53.94550%
             Ending Pool Balance (per $1,000 certificate)	              539.46
             Liquidation Proceeds	                                  348,808.54
             Purchase Amounts	                                               -

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
             Interest Payments:
             Monthly Interest Payment	                                    2.70
             Carry-Over Monthly Interest Payment	                            -
             Total Interest Payment	                                      2.70

             Principal Payments:
             Monthly Principal Payment	                                  15.03
             Carry-Over Monthly Principal Payment	                           -
             Total Principal Payment	                                    15.03

             Servicing Fee:
             Servicing Fee	                                               0.35
             Carry-Over Monthly Servicing Fee	                               -
             Total Servicing Fee	                                         0.35

SURETY BOND
             Surety Bond Amount for the current
               Distribution Date	                                30,939,202.61
             Surety Bond Amount as a % of the Pool Balance	          25.69633%








                      MONTHLY SERVICERS CERTIFICATE
                   NATIONSCREDIT GRANTOR TRUST 1996 - 1

Pursuant to the Pooling and Servicing Agreement, dated as of January 31, 1996 among NationsCredit Securitization Corporation (as "Seller"), NationsCredit
Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable
Distribution Date is set forth below.

Month                                                        	Apr-98
Collection Period                                                    	1-Mar-98
Determination Date                                                  	10-Apr-98
Deposit Date                                                        	14-Apr-98
Distribution Date                                                   	15-Apr-98

POOL BALANCE
          Pool Balance on the close of the last day of
            the preceding Collection Period 	                   123,756,810.44
          Principal Collections	                                  2,794,962.08
          Purchase Amounts Allocable to Principal	                           -
          Defaulted Receivables	                                    558,666.68
          Pool Balance on the close of the last day of
            the Collection Period	                              120,403,181.68

          Original Pool Balance	                                223,194,105.12

          Pool Factor                                               	53.94550%

          Preference Amounts	                                                -

          Certificate Pass-Through Rate	                                 5.85%
          Servicing Fee Rate	                                            0.75%

AVAILABLE INTEREST
          Collections allocable to interest	                      1,282,370.91
          Liquidation Proceeds	                                     348,808.54
          Purchase Amounts allocable to interest	                            -
          Total Interest	                                         1,631,179.45

AVAILABLE PRINCIPAL
          Collections allocable to principal	                     2,794,962.08
          Purchase Amounts allocable to principal	                           -
          Total Principal	                                        2,794,962.08

AVAILABLE FUNDS
          Collections allocable to interest	                      1,282,370.91
          Liquidation Proceeds	                                     348,808.54
          Purchase Amounts allocable to interest	                            -
          Collections allocable to principal	                     2,794,962.08
          Purchase Amounts allocable to principal	                           -
          Total Available Funds	                                  4,426,141.53

DEPOSIT TO THE CERTIFICATE ACCOUNT
          Available Funds allocable to interest	                  1,631,179.45
          Available Funds allocable to principal	                 2,794,962.08
          Reserve Account Interest Withdrawal	                               -
          Surety Interest Drawing	                                           -
          Reserve Account Preference Withdrawal	                             -
          Surety Preference Withdrawal	                                      -
          Reserve Account Principal Withdrawal	                              -
          Surety Principal Drawing	                                          -
          Total Deposit to the Certificate Account	               4,426,141.53

INTEREST PAYMENT
          Monthly Interest Payment	                                 603,314.45
          Carry-Over Monthly Interest	                                       -
          Total	                                                    603,314.45

PRINCIPAL PAYMENT
          Monthly Principal Payment	                              3,353,628.76
          Carry-Over Monthly Principal	                                      -
          Total	                                                  3,353,628.76

SERVICING FEE
          Servicing Fee	                                             77,348.01
          Carry-Over Monthly Servicing Fee	                                  -
          Total	                                                     77,348.01

DISTRIBUTIONS FROM THE CERTIFICATE ACCOUNT
          Interest distributions	                                   603,314.45
          Principal distribution	                                 3,353,628.76
          Preference Amounts
          Servicing Fee distribution	                                77,348.01
          Distributions to the Surety Bond Provider	                 12,375.68
          Distributions to the Reserve Account	                              -
          Distributions to the Seller	                              379,474.63

          Carry-Over Monthly Interest to the next
            Distribution Date                                                -
          Carry-Over Monthly Principal to the next
            Distributions Date	                                              -
          Carry-Over Monthly Servicing Fee to the next
            Distribution Date	                                               -

RESERVE ACCOUNT
          Reserve Account Balance as of the end of the
            preceding Collection Period	                          6,187,840.52
          Earnings from investments on the Reserve Account	          25,074.22
          Reserve Account Interest Withdrawal	                               -
          Reserve Account Preference Withdrawal	                             -
          Reserve Account Principal Withdrawal	                              -
          Deposits to the Reserve Account 	                                  -
          Reserve Account Balance	                                6,212,914.74
          Distributions of any excess amounts on deposit
            in the Reserve Account                        	         192,755.66
          Ending Reserve Account Balance	                         6,020,159.08
          Reserve Account Balance as a % of the Pool Balance            	5.00%
          Specified Reserve Account Requirement	                  6,020,159.08
          Amount needed to fully fund Reserve Account	                       -

SURETY BOND
          Required Surety Bond Amount (25% of the Pool Balance)	 30,939,202.61
          Surety Bond amount on the previous Distribution Date	  31,738,439.41
          Payments made with respect Surety Principal Draws	                 -
          Payments received with respect to unreimbursed
            Surety Principal Draws	                                          -
          Surety Bond Amount for the current Distribution Date	  30,939,202.61


          Total Surety Interest Draws	                                       -
          Total Surety Principal Draws	                                      -
          Total Surety Preference Draws	                                     -
          Total Draws	                                                       -
          Surety Bond Fee	                                           12,375.68
          Total unreimbursed Surety Interest Draws	                          -
          Total unreimbursed Surety Principal Draws	                         -
          Total unreimbursed Surety Preference Draws	                        -
          Amount Owed to Surety Bond Provider	                       12,375.68
          Surety Bond Fee Paid	                                      12,375.68
          Total payments for Surety Interest Draws	                          -
          Total payments for  Surety Principal Draws	                        -
          Total payments for  Surety Preference Draws	                       -
          Payments made to the Surety Bond Provider	                 12,375.68
          Surety Bond Fee Outstanding	                                       -
          Remaining unreimbursed Surety Interest Draws	                      -
          Remaining unreimbursed Surety Principal Draws	                     -
          Remaining unreimbursed Surety Preference Draws	                    -
          Remaining Amounts Owed to the Surety Bond Provider	                -

NET CREDIT LOSS RATIO
          Net Credit Losses	                                        209,858.14
          For the Current Collection Period	                             2.06%
          For the preceding Collection Period	                           1.81%
          For the second preceding Collection Period	                    1.32%
          Average Net Credit Loss Ratio	                                 1.73%

DELINQUENCY ANALYSIS
          Number of Loans
          30 to 59 days past due	                                          207
          60 to 89 days past due	                                           63
          90 or more days past due	                                        122
          Total	                                                           392

          Principal Balance
          30 to 59 days past due	                                 2,272,814.99
          60 to 89 days past due	                                   634,428.08
          90 or more days past due	                               1,283,845.29
          Total	                                                  4,191,088.36

          Delinquency Ratio
          For the current Collection Period                             	3.48%
          For the preceding Collection Period                           	3.61%
          For the second preceding Collection Period	                    3.84%
          Average Delinquency Ratio                                     	3.64%


REPOSSESSION ANALYSIS
          Current Balance of Contracts where Repossession
            Occurred in the Current Month	                          315,976.20
          Number of Contracts where Repossession Occurred
            in the Current Month	                                           31


WEIGHTED AVERAGE COMPUTATIONS
          Weighted Average Coupon                                      	10.56%
          Weighted Average Original Term (months)	                      123.00
          Weighted Average Remaining Term (months)	                      88.15


CASH SETTLEMENT FOR THE TRUSTEE
          Total Deposit to the Collection Account	                4,426,141.53
          Servicing Fee	                                             77,348.01
          Interest allocable to the Seller's Certificate	                 0.28
          Principal amount allocable to the Seller's Certificate	         1.58
          Wire Funds to the Surety Bond Provider	                    12,375.68
          Net Deposit to the Certificate Account -
            Excluding Amounts Due to Seller	                      4,336,415.98
          Wire Funds to the Certificateholders - Interest	          603,314.17
          Wire Funds to the Certificateholders - Principal	       3,353,627.18
          Deposit Funds into the Reserve Account	                            -
          Wire Funds to NationsCredit	                              379,474.63


Approved by: /s/ LAWRENCE ANGELILLI -------
                 Lawrence Angelilli Vice President & Treasurer

[NATIONSCREDIT GRANTOR TRUST LETTERHEAD]
April 23, 1998
BY EDGAR

Securities and Exchange Commission Judiciary Plaza 450 Fifth Street, N.W.
Washington, D.C.  20549

Re:   NationsCredit Grantor Trust 1996 - 1
Ladies and Gentlemen:
On behalf of NationsCredit Grantor Trust 1996 - 1 (the "Trust") filed herewith via EDGAR is the Trust's Current Report on Form 8-K.

Should you have any questions with regard to the filing, please call the undersigned at (972) 506-5026.

Very truly yours,
/s/ LAWRENCE ANGELILLI --------------------- Lawrence Angelilli Vice President